Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Robert J. Darnall
Robert J. Darnall

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Richard A. Gephardt
Richard A. Gephardt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Jeffrey M. Lipton
Jeffrey M. Lipton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Frank J. Lucchino
Frank J. Lucchino

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Graham B. Spanier
Graham B. Spanier

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ John P. Surma
John P. Surma

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty, James D. Garraux, Gregory A. Zovko and Larry T. Brockway or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock or other securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Patricia A. Tracey
Patricia A. Tracey